UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 20, 2019

YOUNGEVITY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38116	90-0890517
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2400 Boswell Road, Chula Vista, CA 91914
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (619) 934-3980

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	YGYI	The Nasdaq Capital Market
Series D Preferred Stock	YGYIP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On December 20, 2019, Youngevity International, Inc. (the “Company”) issued a press release announcing the declaration of a monthly cash dividend to holders of the Company’s 9.75% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share (the “Series D Preferred Stock”). The dividend of $ $0.203125 per share of Series D Preferred Stock is payable on January 15, 2020 to holders of record on December 31, 2019. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 20, 2019, in addition to the press release described above, the Company also issued a press release announcing the closing of its previously announced underwritten public offering of 245,398 shares of Series D Preferred Stock at a price to the public of $22.75 per share. The Company expects to receive gross proceeds of approximately $5.58 million from the offering. The shares of Series D Preferred Stock trade on The Nasdaq Capital Market under the symbol “YGYIP.” The shares of Series D Preferred Stock are not convertible into or exchangeable for any of the Company’s other securities.

The underwriters have been granted a 45-day option to purchase up to 36,809 additional shares of Series D Preferred Stock from the Company, exercisable in whole or in part, solely to cover over-allotments, at the public offering price less the underwriting discount. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Youngevity International, Inc., dated December 20, 2019 (Dividend Declaration)

99.2	Press Release of Youngevity International, Inc., dated December 20, 2019 (Closing of Public Offering)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNGEVITY INTERNATIONAL, INC.

Date: December 20, 2019	By: /s/ David Briskie
Name: David Briskie
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Youngevity International, Inc., dated December 20, 2019 (Dividend Declaration)

99.2	Press Release of Youngevity International, Inc., dated December 20, 2019 (Closing of Public Offering)